UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

MASS PETROLEUM INC.

(Exact name of registrant as specified in charter)

Nevada	000-53447	20-5893809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 507 – 700 West Pender Street Vancouver, British Columbia, Canada	V6C 1G8
(Address of principal executive offices)	(Zip Code)

(604) 688-6380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02.

Unregistered Sales of Equity Securities.

On February 22, 2012, MASS Petroleum Inc. (the “Company”) issued a total of 30,000,000 common shares to its President and a company controlled by its President, pursuant to share subscriptions received.  The shares were issued at a price of $0.0001.  The shares were issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded the Company under Regulation S as the securities were issued in an "offshore transaction", as defined in Rule 902(h) of Regulation and the Company did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities.  Each stockholder was not a U.S. person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a U.S. person.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASS PETROLEUM INC.
Date: February 28, 2012	By:	/s/ Jordan Shapiro
Jordan Shapiro, Director